UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant                               ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Prologis, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROLOGIS, INC.

PIER 1, BAY 1

SAN FRANCISCO, CA 94111

D70164-P69218-Z82044

Your Vote Counts!

PROLOGIS, INC.

2022 Annual Meeting

Vote by May 3, 2022

11:59 PM ET

You invested in PROLOGIS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2022.

Get informed before you vote

View the Notice and Proxy Statement, Proxy Card and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 4, 2022
vote without entering a	1:30 P.M. Pacific Time
control number
Virtually at: www.virtualshareholdermeeting.com/PLD2022

*

To be admitted to the annual meeting at www.virtualshareholdermeeting.com/pld2022, you must enter the control number found on your proxy card or voting instruction form or notice you previously received.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Hamid R. Moghadam	For

1b.	Cristina G. Bita	For

1c.	George L. Fotiades	For

1d.	Lydia H. Kennard	For

1e.	Irving F. Lyons III	For

1f.	Avid Modjtabai	For

1g.	David P. O’Connor	For

1h.	Olivier Piani	For

1i.	Jeffrey L. Skelton	For

1j.	Carl B. Webb	For

1k.	William D. Zollars	For

2.	Advisory Vote to Approve the Company’s Executive Compensation for 2021	For

3.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year 2022	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D70165-P69218-Z82044

D70166-P68716

Your Vote Counts!

PROLOGIS, INC.

2022 Annual Meeting

Vote by May 3, 2022

11:59 PM ET

You invested in PROLOGIS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022.

Get informed before you vote

View the Notice and Proxy Statement, Proxy Card and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 4, 2022
vote without entering a	1:30 P.M. Pacific Time
control number
Virtually at: www.virtualshareholdermeeting.com/PLD2022

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Hamid R. Moghadam	For

1b.	Cristina G. Bita	For

1c.	George L. Fotiades	For

1d.	Lydia H. Kennard	For

1e.	Irving F. Lyons III	For

1f.	Avid Modjtabai	For

1g.	David P. O’Connor	For

1h.	Olivier Piani	For

1i.	Jeffrey L. Skelton	For

1j.	Carl B. Webb	For

1k.	William D. Zollars	For

2.	Advisory Vote to Approve the Company’s Executive Compensation for 2021	For

3.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year 2022	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D70167-P68716